SCHEDULE 14A

INFORMATION REQUIRED IN A PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

NEUROKINE PHARMACEUTICALS INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:  N/A

(2)  Aggregate number of securities to which transaction applies:  N/A

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):  N/A

(4)  Proposed maximum aggregate value of transaction:  N/A

(5)  Total fee paid:  N/A

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:  N/A

(2)  Form, Schedule or Registration Statement No.: N/A

(3)  Filing Party: N/A

(4)  Date Filed: N/A

NEUROKINE PHARMACEUTICALS INC.

1275 West 6th Avenue

Vancouver, British Columbia  V6H 1A6

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 26, 2014 at 10:00 a.m. (Pacific Time)

NOTICE IS HEREBY GIVEN that Neurokine Pharmaceuticals Inc., a British Columbia corporation, will hold a special meeting of stockholders on Friday, September 6, 2014 at 10:00 a.m. (local time) at 400 - 570 Granville Street, Vancouver, British Columbia V6C 3P1 (the "Meeting").  The Meeting is being held for the following purposes:

1.

to consider and approve a special resolution removing the application of the Pre-Existing Company Provisions of our company, and altering the Notice of Articles of our company (the "PCP Removal Proposal");

2.

to consider and approve a special resolution deleting our current Articles and creating and adopting the Articles set out in Schedule "A" to the accompanying Proxy Statement as the Articles of our company, subject to the PCP Removal Proposal (the "Article Adoption Proposal");

3.

to approve a reverse stock split (consolidation) of our company's issued and outstanding common shares on basis of up to 100:1 (the "Consolidation"); and

4.

to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote "for" each of the nominees and vote "for" each proposal.

Our board has fixed the close of business on August 18, 2014 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting.  At the Meeting, each holder of record of Common Shares, will be entitled to one vote per Common Share held on each matter properly brought before the Meeting.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

Dated:  August , 2014.

By Order of the Board of Directors,

/s/ Ahmad Doroudian

Ahmad Doroudian

Director

IMPORTANT:  Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

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NEUROKINE PHARMACEUTICALS INC.

1275 West 6th Avenue

Vancouver, British Columbia  V6H 1A6

Proxy Statement for the Special Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Special Meeting of Stockholders (the "Meeting") to be held on September 26, 2014 at 10:00 a.m. (local time) at 400 - 570 Granville Street, Vancouver, British Columbia, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Special Meeting and any business properly brought before the Meeting.  Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting.  We intend to mail this proxy statement and accompanying proxy card on or about August 25, 2014 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to "we", "us" "our" and "Neurokine" refer to Neurokine Pharmaceuticals Inc.

Who Can Vote

You are entitled to vote if you were a holder of record of Common Shares, (the "Common Shares") as of the close of business on August 18, 2014 (the "Record Date"). Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Shares at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting.  At the Meeting, each of the Common Shares represented will be entitled to one (1) vote on each matter properly brought before the Meeting.  As of August 18, 2014, the record date, there were 73,267,073 Common Shares issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum.  Under our bylaws, a quorum is two persons, present and being, or representing by proxy, members holding not less than one-twentieth of the shares which may be voted at the Meeting.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope.  If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1 through 5 and, at their discretion, on any other matters that may properly come before the Meeting.  The Board knows of no other business that will be presented for consideration at the Meeting.  In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted.  In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Island Stock Transfer, 100 Second Avenue South, Suite 705S, St. Petersburg, FL  33701, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting.  Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

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Voting of Shares

Stockholders of record on August 18, 2014 record date are entitled to one (1) vote for each Common Share held on all matters to be voted upon at the Meeting.  You may vote in person or by completing and mailing the enclosed proxy card.  All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies.

ADVICE TO BENEFICIAL HOLDERS OF COMMON SHARES

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY STOCKHOLDERS OF OUR COMPANY, AS A SUBSTANTIAL NUMBER OF STOCKHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Stockholders who do not hold their shares in their own name (referred to in this Proxy Statement as “beneficial stockholders”) should note that only proxies deposited by stockholders whose names appear on the records of our company as the registered holders of Common Shares can be recognized and acted upon at the Meeting.  If the Common Shares are listed in an account statement provided to a stockholder by a broker, then in almost all cases those Common Shares will not be registered in the stockholder's name on the records of our company.  Such Common Shares will more likely be registered under the names of the stockholder's broker or an agent of that broker.  In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms).  Beneficial stockholders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person, as without specific instructions, brokers/nominees are prohibited from voting shares for their clients.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial stockholders in advance of stockholders' meetings, unless the beneficial stockholders have waived the right to receive meeting materials.  Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial stockholders in order to ensure that their Common Shares are voted at the Meeting.  The Form of Proxy supplied to a beneficial stockholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered stockholders by our company.  However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the beneficial stockholder.  The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) (formerly, ADP Investor Communication Services in the United States and Independent Investor Communications Company in Canada).  Broadridge typically applies a special sticker to proxy forms, mails those forms to the beneficial stockholders and the beneficial stockholders return the proxy forms to Broadridge.  Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting.  A beneficial stockholder receiving a Broadridge proxy cannot use that proxy to vote Common Shares directly at the Meeting - the proxy must be returned to Broadridge well in advance of the Meeting in order to have the Common Shares voted.

Although a beneficial stockholder may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of his broker (or agent of the broker), a beneficial stockholder may attend at our Meeting as proxyholder for the registered stockholder and vote the Common Shares in that capacity.  Beneficial stockholders who wish to attend at the Meeting and indirectly vote their Common Shares as proxyholder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

Alternatively, a beneficial stockholder may request in writing that his or her broker send to the beneficial stockholder a legal proxy which would enable the beneficial stockholder to attend at the Meeting and vote his or her Common Shares.

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There are two kinds of beneficial owners – those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum.  An abstention is counted as a vote against that proposal.  Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum.  A broker "non-vote" will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal.  A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders.  Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding Common Shares in their names that are beneficially owned by others to forward to these beneficial owners.  We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Shares.  Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees.  No additional compensation will be paid to directors, officers or other regular employees for such services.  To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $8,000.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Proxy Statement, since January 31, 2014, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.

any director or officer of our company;

2.

any proposed nominee for election as a director of our company; and

3.

any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Stockholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the Amendments to our authorized capital or to the Sale, as more particularly described herein.

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PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of August 18, 2014, we had a total of 73,267,073 Common Shares issued and outstanding.

The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of Shares by each stockholder known by us to be the beneficial owner of more than 5% of our Shares and by each of our current directors and executive officers.  Each person has sole voting and investment power with respect to the Shares, except as otherwise indicated.  Beneficial ownership consists of a direct interest in the Shares, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Dr. Ahmad Doroudian 4172 Doncaster Way Vancouver BC V6 1V9	42,769,784(2) Common	57.36%
Patrick C. Frankham 388 De La Fauvette Rosemere, QC J7A 4J7	Nil	Nil
Moira Ong 2392 Lawson Avenue West Vancouver, BC V7V 2E6	Nil	Nil
Dr. Hamid Doroudian General Stefan Burileanu #2 Bloc 11i, Building 2, Apt. 26 Bucharest, Romania, 014194	Nil	Nil
Directors and Executive Officers as a Group	42,769,784	57.36%
Dr. Hassan Salari 1517 West 58th Avenue Vancouver BC V6P 1W6	8,577,580(3) Common	11.55%
Sandra E. Hamman Rue Du Jura, 60 N415 1180 Rolle	5,000,000	6.82%
Penny Green Suite 1820 – 925 West Georgia Street Vancouver BC V6C 3L2	6,094,384(4)	10.25%

(1)

Based on 73,267,073 Common Shares issued and outstanding as of August 18, 2014.  Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to securities.  Except as otherwise indicated, we believe that the beneficial owners of the Common Shares listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)

Includes 37,469,784 shares owned by Dr. Ahmad Doroudian, 2,000,000 shares owned by Khadija Zerouali, the spouse of Dr. Ahmad Doroudian, and 2,000,000 shares owned by Kinwa Pharma International Company Ltd., a company over which Dr. Ahmad Doroudian and Ms. Zerouali have shared voting and investment power and 800,000 options to purchase shares at $0.005 for a period of five years from May 25, 2010 and 500,000 warrants to purchase shares at $0.005 for a period of five years from July 30, 2010.

(3)

Includes 6,413,790 shares owned by Hassan Salari, 1,163,790 shares owned indirectly by Hassan Salari in the name of Francine Salari and 1,000,000 warrants to purchase shares at $0.005 for a period of five years from July 30, 2010.

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(4)

Includes 2,984,600 shares owned by Penny Green, 700,000 shares owned by Ashford Capital Corp., a company over which Ms. Green has sole voting and investment power, 3,019,784 shares owned by Bacchus Filings Inc., a company over which Ms. Green has sole voting and investment power.   500,000 unissued shares underlying warrants owned by Penny Green and 300,000 unissued shares underlying warrants owned by Ashford Capital Corp.

PROPOSAL NO. 1 – PCP REMOVAL

On July 21, 2004, our company was transitioned from the Company Act (British Columbia) to the Business Corporations Act (British Columbia) ("BCBCA") as was required by law (the "Transition").  Upon transition, our company did not remove the Pre-Existing Company Provisions carried over by the Transition.

The Pre-Existing Company Provisions carry over certain requirements that our company was subject to under the former Company Act (British Columbia). E xample s of Pre-Existing Company Provisions related to our company are:

(a)

majority of votes required for a pre-existing company to pass a special resolution at a general meeting of shareholders is 3/4 of the votes cast on that resolution; ~~.~~

(b)

the issue price for a share without par value must be set by a special resolution;

(c)

shares of a company are to be purchased rateably - before a company purchases any of its shares, it must make an offer, to every shareholder who holds shares of the class or series of shares to be purchased, to purchase rateably from those shareholders the number of shares of that class or series of shares that the company wishes to purchase; and

(d)

shares of a company are to be redeemed rateably - if a company proposes to redeem some but not all of the shares of a particular class or series of shares, it must ensure that the redemption is made rateably among every shareholder who holds shares of the class or series of shares to be redeemed.

In order to take full advantage of the flexibility offered by the BCBCA, our company’s shareholders will be asked to adopt a special resolution authorizing the alteration of the Notice of Articles , attached as Schedule "A", to remove the application of the Pre-Existing Company Provisions.

In light of the foregoing, the shareholders will be asked to consider and, if appropriate, approve the following as a special resolution requiring approval by at least 3/4 of the votes cast at the Meeting:

“BE IT RESOLVED, as a special resolution:

1.

The Pre-Existing Company Provisions set forth in Table 3 of the Regulations to the BCBCA (the "Pre-Existing Company Provisions") be removed and no longer apply to our company;

2.

Any one director or officer of our company be and is hereby authorized and directed, for and on behalf and in the name of our company, to execute and deliver the Notice of Alteration and any supporting documentation required for the purpose of giving effect to these resolutions; and

3.

The removal of the Pre-Existing Company Provisions shall not take effect until the Notice of Alteration is filed with the Registrar of Companies.”

Should Proposal No. 1 not pass, the Pre-Existing Company Provisions of our company will remain in effect.

A copy of Table 3 of the Regulations to the BCBCA is attached as Schedule " B".

Our board of directors urges you to vote "FOR" this Proposal No. 1 to approve the removal of the Pre-Existing Company Provisions

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PROPOSAL NO. 2 – ARTICLE ADOPTION

Our company proposes to amend its Charter to delete and cancel the existing Articles of our company, and to replace them in their entirety with the proposed Articles attached as Schedule “C ” hereto.

Differences in the proposed Articles:

(a)

Special resolutions of shareholders can be passed by 2/3 of the votes cast, rather than 3/4 of the votes cast.

(b)

Shareholders can receive a share certificate or a non-transferable written acknowledgement of the shareholder's right to obtain such a share certificate.

(c)

The location of the central securities register may be located inside or outside of British Columbia.

(d)

An alteration of authorized share structure of the company may be approved by a director's resolution.

(e)

A change of name of the company may be approved by a director's resolution.

(f)

Consolidation or subdivision of the company's issued and/or unissued shares may be approved by a director's resolution.

The company's current Articles require the company to appoint a President and Secretary.  Pursuant to the BCBCA, the appointment of a President and Secretary is no longer required.  Under the proposed Articles, the directors may appoint officers, if any, as they determine, at any time and may terminate any such appointment.

In addition, t he proposed Articles set out the authorized share structure and the rights and restrictions to the shares as is required under BCBCA. The shareholders will be asked to consider and, if appropriate, approve the following as a special resolution requiring approval by at least 3/4 of the votes cast at the Meeting:

“BE IT RESOLVED, as a special resolution, that, subject the filing of a Notice of Alteration removing the application of the Pre-Existing Company Provisions, the Articles of our company be altered by deleting and cancelling its existing Articles and creating and adopting the Articles set out in Schedule A as the Articles of our company.”

Should Proposal No. 1 not pass, the current Articles will remain in effect.

Our board of directors urges you to vote "FOR" this Proposal No. 2 to approve the removal of the Pre-Existing Company Provisions

PROPOSAL NO. 3 - CONSOLIDATION

General

Our board of directors has approved, and recommended that our stockholders approve, a proposal to permit our board of directors, in their sole discretion, to effect a Consolidation of our issued and outstanding shares of common shares on a basis of up to 100 old for one (1) new share (the "Consolidation").

If our stockholders approve the Consolidation, and our board of directors decides to implement it, the Consolidation will become effective upon approval of The Financial Industry Regulatory Authority ("FINRA").

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Even if the stockholders approve the Consolidation, we may abandon or postpone the proposal if our board of directors determines that it is no longer in the best interests of our company and our stockholders. If the Consolidation is not implemented by our board of directors within 12 months of the special meeting, the proposal will be deemed abandoned, without further effect. In that case, our board of directors may again seek stockholder approval at a future date if it deems a Consolidation to be advisable at that time.

Reasons for the Consolidation

Our common shares is quoted on the Pink Sheets of the OTC Markets under the symbol “NEUKF”. Our shares of common shares have traded at very low prices for some time. As of July 31, 2014, the last reported closing price of the Company’s common shares was $0.0044. The Consolidation is intended to increase the per share stock price. We believe that the Consolidation will make our common shares more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our common shares may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current average price per share of common shares can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Consolidation will make our common shares a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our common shares. Accordingly, we believe that approval of the Consolidation is in our company’s and our stockholders’ best interests.

Reducing the number of outstanding shares of our common shares through the Consolidation is intended, absent other factors, to increase the per share market price of our common shares. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common shares. As a result, there can be no assurance that the Consolidation, if completed, will result in the intended benefits described above, that the market price of our common shares will increase following the Consolidation or that the market price of our common shares will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common shares after a Consolidation will increase in proportion to the reduction in the number of shares of our common shares outstanding before the Consolidation. Accordingly, the total market capitalization of our common shares after the Consolidation may be lower than the total market capitalization before the Consolidation.

Effects of the Consolidation

Principal Effects of the Consolidation.  Our company currently has 73,267,073 Common Shares issued and outstanding.  Approximately 732,670 Common Shares will be issued and outstanding following the Consolidation, subject to adjustment for fractional shares.  Our company currently has an unlimited number of Common Shares authorized and this will not change with the Consolidation.

No fractional post-consolidation shares will be issued and no cash consideration will be paid by our company in place of fractional shares.  Any fractional shares resulting from the Consolidation will be rounded up to the nearest whole number, in accordance with the provisions of section 83 of the BCBCA.

Any existing stock options or warrants will automatically adjust in accordance with the Consolidation ratio, namely, one post-consolidation security for every 100 pre-consolidation securities, with a corresponding increase to the various exercise prices, if the Consolidation is completed.

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Effect on Outstanding Options, Warrants, Right and Convertible Securities.  As required by their terms, all outstanding options, warrants, rights and convertible securities at the time of the Consolidation will be appropriately adjusted for the Consolidation automatically on the effective date of the Consolidation. The number of shares subject to outstanding options and warrants will be reduced by the Consolidation ratio and the exercise prices for outstanding options will be proportionately increased.

No Dissent Rights.  Under the BCBCA, stockholders to not have dissent and appraisal rights with respect to the proposed Consolidation.

Regulatory Effects.  The proposed Consolidation will not affect the registration of our common shares under the Exchange Act or our company’s obligation to publicly file financial and other information with the Securities and Exchange Commission.  If the proposed Consolidation is implemented, our common shares will continue to be quoted on the Pink Sheets under the symbol "NEUKF" (although the OTC Markets would likely add the letter “D” to the end of the trading symbol for a period of 20 trading days to indicate that the Consolidation has occurred).

No Going Private Transaction.  Notwithstanding the decrease in the number of outstanding shares following the proposed Consolidation, our board of directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.  The Consolidation will not be the first step in a series of plans or proposals of a going private transaction.

The Proposed Consolidation May Not Increase our company’s Stock Price over the Long-Term, Which Would Prevent our Company From Realizing Some of the Anticipated Benefits of the Consolidation.  Our board of directors expects that a Consolidation of our common shares will likely increase the market price of our common shares immediately following the Consolidation.  However, the effect of a Consolidation upon the market price of our common shares cannot be predicted with any certainty, and the history of similar stock split combinations for companies in like circumstances is varied.  It is possible that the per share price of our common shares after the Consolidation will not rise in proportion to the reduction in the number of shares of our common shares outstanding resulting from the Consolidation.

The Proposed Consolidation May Decrease the Liquidity of our company’s Stock.  The liquidity of our common shares may be harmed by the proposed Consolidation given the reduced number of shares that would be outstanding after the Consolidation, particularly if the stock price does not increase as a result of the Consolidation.

Board Discretion to Implement the Consolidation

If the Consolidation is approved by the stockholders, it will be effected, if at all, only upon a determination by our board of directors that a Consolidation is in the best interests of our company and our stockholders at the time of such determination.  Such determination will be based upon factors our board of directors deems appropriate, including without limitation our company’s then current stock price, the existing and expected marketability and liquidity of our common shares and prevailing market conditions.  Notwithstanding approval of the Consolidation by our stockholders, our board of directors may, in their sole discretion, determine not to effect the Consolidation.  If our board of directors does not implement the Consolidation prior to the one year anniversary of the receipt of the requisite stockholder approval at the Speical Meeting or any adjournment thereof, stockholder approval would be required again prior to implementing any Consolidation.

Amendment Effective Time

The effective date of the Consolidation will be the date on which FINRA approves the Consolidation.  On the effective date of the Consolidation, shares of our common shares issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of our stockholders, into new shares of our common shares in accordance with the Consolidation ratio determined by our board of directors within the limits set forth in this Proposal No. 3.

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Required Vote

Approval of Proposal No. 3, a Special Resolution, requires the affirmative vote, of 3/4 of shares (represented either in person or by proxy) present at the meeting.  Abstentions and broker “non-votes” will be counted for quorum purposes but will not count towards adoption of the Proposal No. 3 and will be treated as abstentions.

Our board of directors urges you to vote "FOR" this Proposal No. 3 to approve the Consolidation.

"HOUSEHOLDING" OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials.  As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder.  Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent.  If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Meeting.  If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies.  If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

/s/ Ahmad Doroudian

Ahmad Doroudian

President and Director

11

PROXY CARD

SPECIAL MEETING OF STOCKHOLDERS OF

NEUROKINE PHARMACEUTICALS INC.

(the "Company")

TO BE HELD AT 400 - 570 GRANVILLE STREET, VANCOUVER, BRITISH COLUMBIA

ON FRIDAY, SEPTEMBER 26, 2014 at 10:00 a.m. (local time)

(the "Meeting")

The undersigned stockholder ("Registered Stockholder") of the Company hereby appoints, Ahmad Doroudian, an Officer of the Company, or failing this person, Moira Ong, an officer of the Company, or in the place of the foregoing, ___________________ [print name] as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein.

[  ]

Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 10:00 a.m., September 24 2014 using the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.

PLEASE MARK YOUR VOTE IN THE BOX.

PROPOSAL 1: To approve the removal of our company's Pre-Existing Company Provisions	FOR	[ ]	AGAINST	[ ]
PROPOSAL 2: To approve cancellation of our current Articles and adopt new Articles	FOR	[ ]	AGAINST	[ ]
PROPOSAL 3: To approve the reverse stock split (Consolidation)	FOR	[ ]	AGAINST	[ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Stockholder.  If no direction is made, this Proxy will be voted "FOR" each of the Proposals.

Dated:	Signature:

Please sign exactly as name appears below. When shares are held jointly, both Registered Stockholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such.  If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:
Please Print Name:
Date:
Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

12

INSTRUCTIONS FOR COMPLETION OF PROXY

1.

This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

3.

A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4.

A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)

appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

(b)

appoint another proxyholder.

5.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly.  Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this proxy form must be received at the office of Island Stock Transfer by mail or by fax (727-289-0069) no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

NEUROKINE PHARMACEUTICALS INC. c/o Island Stock Transfer 15500 Roosevelt Blvd. Suite 301, Clearwater, Florida 33760

13

B C : Registry	NOTICE OF ALTERATION FORM 11 — BC COMPANY
Services	Section 257(4)Business Corporations Act
Telephone: 1 877 526-1526 www.bcregistryservices.gov.bc.ca

DO NOT MAIL THIS FORM to BC Registry Services unless you are instructed to do so by registry staff. The Regulation under the Business Corporations Act requires the electronic version of this form to be filed on the Internet at www.corporateonline.gov.bc.ca

Freedom of Information and Protection of Privacy Act (FOIPPA): Personal information provided on this form is collected, used and disclosed under the authority of the FOIPPA and the Business Corporations Act for the purposes of assessment. Questions regarding the collection, use and disclosure of personal information can be directed to the Executive Coordinator of the BC Registry Services at 1 877 526-1526, PO Box 9431 Stn Prov Govt, Victoria BC V8W 9V3.

A INCORPORATION NUMBER OF COMPANY BC0649186

B NAME OF COMPANY

NEUROKINE PHARMACEUTICALS INC.

C  ALTERATIONS TO THE NOTICE OF ARTICLES

Please indicate what information on the Notice of Articles is to be altered:

("altered" means create, add to, vary or delete)

[  ]Company name

[  ]Date of a Resolution or Court Order

  (Applies to special rights or restrictions only)

[  ]A translation of company name

[X]Pre-existing Company Provisions

[  ]Authorized Share Structure

D  ALTERATION EFFECTIVE DATE - Choose one of the following:

[X] The alteration is to take effect at the time that this notice is filed with the registrar.

[  ] The alteration is to take effect at 12:01a.m. Pacific Time on  YYY/MM/DD being a date that is not more than ten days after the date of the filing of this notice.

 [  ] The alteration is to take effect at

 a.m. or p.m. Pacific Time on YYY/MM/DD

being a date and time that is not more than ten days after the date of the filing of this notice.

E  CHANGE OF COMPANY NAME

The company is to change its name from____________ to (choose one of the following):

[  ]_______ . This name has been reserved for the company under name reservation number   , or

[ ]a name created by adding "B.C. Ltd." after the incorporation number of the company.

F  TRANSLATION OF COMPANY NAME

Set out every new translation of the company name, or set out any change or deletion of an existing translation of the company name to be used outside of Canada.

Additions: Set out every new translation of the company name that the company intends to use outside of Canada.

FORM 11/WEB Rev. 2014 / 03 / 17

14

Changes: Change the following translation(s) of the company name:

Deletions: Remove the following translation(s) of the company name:

G  PRE-EXISTING COMPANY PROVISIONS (refer to Part 17 and Table 3 of the Regulation under the Business Corporations Act) Complete this item only if the company has resolved that none of the Pre-existing Company Provisions are to apply to this company.

The company has resolved that the Pre-existing Company Provisions are no longer to apply to this company.

H  AUTHORIZED SHARE STRUCTURE

Set out the date of each resolution or court order altering special rights or restrictions attached to a class or series of shares.

YYYY / MM / DD

Set out the new authorized share structure

Identifying name of class or series of shares	Maximum number of shares of this class or series of shares that the company is authorized to issue, or indicate there is no maximum number.		Kind of shares of this class or series of shares.			Are there special rights or restrictions attached to the shares of this class or series of shares?
	THERE IS NO MAXIMUM (x)	MAXIMUM NUMBER OF SHARES AUTHORIZED	WITHOUT PAR VALUE (x)	WITH A PAR VALUE OF ($)	Type of Currency	YES (x)	NO (x)

CERTIFIED CORRECT - I have read this form and found it to be correct.

NAME OF AUTHORIZED SIGNING AUTHORITY FOR THE COMPANY SIGNATURE OF AUTHORIZED SIGNING AUTHORITY FOR THE COMPANY

YYYY/ MM / DD

SCHEDULE "B"

Table 3

[am. B.C. Regs. 307/2006, ss. 8 and 9; 205/2012, s. 2.]

Pre-existing Company Provisions

Part 1 — Voting Thresholds

Special majority

P1   The majority of votes required for the company to pass a special resolution at a general meeting is 3/4 of the votes cast on the resolution.

Special separate resolution

P2   The majority of votes required for shareholders holding shares of a class or series of shares to pass a special separate resolution is 3/4 of the votes cast on the resolution.

Exception

P3   Section P2 does not apply in respect of any class or series of shares for which the memorandum or articles of the company, immediately before the coming into force of the  Business Corporations Act , set out that the majority of votes required for shareholders holding shares of that class or series of shares to pass a separate resolution is at least 2/3 and not more than 3/4 of the votes cast on the resolution.

Part 2 — Issue Price for Shares

Application

P4   Section P5 does not apply if the memorandum or articles of the company, immediately before the coming into force of the  Business Corporations Act , authorize the directors of the company to determine the price or consideration for shares without par value issued by the company.

Issue price for shares without par value

P5   The issue price for a share without par value must be set by a special resolution.

Part 3 — Restrictions on Power to Allot and Issue Shares

Application

P6   Sections P7 to P15 do not apply if

(a) the company was, immediately before the coming into force of the  Business Corporations Act , a reporting company within the meaning of the  Company Act , 1996,

(b) the company is a public company, or

(c) the company is a pre-existing trust company or a pre-existing insurance company.

Directors must offer shares to other shareholders

P7   The directors must, before allotting shares,

(a) if the company has only one class of issued shares, offer to each shareholder the proportion of the shares to be allotted that the number of shares held by that shareholder bears to the total number of issued shares of the company, or

(b) if the company has more than one class of issued shares,

(i)   offer to each shareholder who holds shares of the class of shares to be allotted the proportion of the shares to be allotted that the number of shares of that class of shares held by that shareholder bears to the total number of issued shares of that class of shares, and

(ii)   subject to section P8, if any shares remain after the expiry of the offer referred to in subparagraph (i) of this paragraph, offer to each shareholder who holds shares of any class of shares other than the class of shares referred to in subparagraph (i), the proportion of the remaining shares to be allotted that the number of shares held by that shareholder that are not of the class of shares referred to in subparagraph (i) bears to the total number of issued shares of the company that are not of the class of shares referred to in subparagraph (i).

Terms of offer

P8   An offer under section P7 (b) (ii) must be at a price per share that is not less than the price per share contained in the offer made under section P7 (b) (i), and the other terms of the offer under section P7 (b) (ii) must be substantially the same as the terms contained in the offer made under section P7 (b) (i).

Allotments and issues to which section P7 does not apply

P9   Section P7 does not apply to

(a) an allotment of shares to be issued for a consideration all or substantially all of which is other than money, or

(b) an allotment of shares under

(i)   rights of conversion or exchange attached to securities of the company,

(ii)   an amalgamation under Division 3 of Part 9 of the  Business Corporations Act ,

(iii)   an arrangement under Division 5 of Part 9 of the  Business Corporations Act ,

(iv)   a dividend payable in shares,

(v)   an employee share ownership plan registered under Part 1 of the  Employee Investment Act , or

(vi)   an employee venture capital plan registered under Part 2 of the  Employee Investment Act ..

Offer must be made by notice

P10   An offer under section P7 must be made by notice that includes the time period within which the offer may be accepted, which time period must extend for at least 7 days after the offer is received.

If offer expires or is declined

P11   Subject to section P12, if an offer for shares under section P7 (a) or (b) (ii) has expired without having been accepted by, or has been declined in writing by, the shareholder to whom the offer was made, the directors may, for a period starting on the earlier of the expiry date for the offer and the date on which the offer is declined in writing and ending on the date that is 3 months after the expiry date for the offer, offer those shares to the persons and in the manner the directors may decide.

Further offers

P12   The directors may make an offer under section P11 if

(a) there are no other shareholders who should first receive an offer for those shares, and

(b) the price per share in the offer made under section P11 is not less than the price per share contained in the offer made to the shareholder under section P7, and the other terms of the offer made under section P11 are substantially the same as the terms contained in the offer made to the shareholder under section P7.

No right to waive generally

P13   A shareholder may not waive generally the right to be offered shares referred to in section P7.

Specified waivers permitted

P14   Nothing in section P13 prevents a shareholder from waiving, in writing, the right to be offered a specified allotment of shares.

When waiver effective

P15   A waiver referred to in section P14 is effective whether given before or after the allotment of the shares.

Part 4 — Shares of Pre-existing Company to be Purchased Rateably

Offer to purchase shares must be made to shareholders

P16   Subject to sections P17 and P18, before the company purchases any of its shares, it must make an offer, to every shareholder who holds shares of the class or series of shares to be purchased, to purchase rateably from those shareholders the number of shares of that class or series of shares that the company wishes to purchase.

Exceptions

P17   Section P16 does not apply

(a) if the purchase is made through a securities exchange or a quotation and trade reporting system,

(b) if the shares are being purchased

(i)   from an employee or former employee of the company or of an affiliate of the company, or

(ii)   in the case of shares beneficially owned by an employee or former employee of the company or of an affiliate of the company, from the registered owner of the shares,

(c) if, in respect of a specific share purchase, the company is, for that purchase, relieved of its obligation to comply with section P16 by a special separate resolution of the shareholders holding shares of the class or series of shares from which the shares are to be purchased,

(d) if there are reasonable grounds for believing that the purchase price for the shares being purchased is not more than the fair market value of those shares,

(e) if the purchase is one made under section 227 (3) (g), Division 2 of Part 8 or Division 5 of Part 9 of the  Business Corporations Act , or

(f) to a purchase of fractional shares.

Shareholder may waive

P18   A shareholder may, in writing, waive the right to receive an offer to purchase the shareholder's shares under section P16 and that waiver is effective whether given before or after the purchase by the company of any of its shares.

Part 5 — Shares of Pre-existing Company to be Redeemed Rateably

Application

P19   Section P20 does not apply if the memorandum or articles of the company, immediately before the coming into force of the  Business Corporations Act , provide that if the company redeems some but not all of the shares of a class or series of shares, that redemption need not be made rateably among every shareholder who holds shares of the class or series to be redeemed.

Shares to be redeemed rateably

P20   If the company proposes to redeem some but not all of the shares of a particular class or series of shares, it must ensure that the redemption is made rateably among every shareholder who holds shares of the class or series of shares to be redeemed.

SCHEDULE " C "

Incorporation No. BC0649186

Neurokine Pharmaceuticals Inc.

(the “Company”)

ARTICLES

Part 1 INTERPRETATION

13

1.1

Definitions

13

1.2

Business Corporations Act and Interpretation Act Definitions Applicable

13

1.3

Conflicts Between Articles and the Business Corporations Act

13

Part 2 SHARES AND SHARE CERTIFICATES

2.1

Authorized Share Structure

13

2.2

Form of Share Certificate

14

2.3

Shareholder Entitled to Share Certificate or Acknowledgement

14

2.4

Delivery by Mail

14

2.5

Replacement of Worn Out or Defaced Share Certificate or Acknowledgement

14

2.6

Replacement of Lost, Stolen or Destroyed Share Certificate or Acknowledgement

14

2.7

Splitting Share Certificates

15

2.8

Share Certificate Fee

15

2.9

Recognition of Trusts

15

Part 3 ISSUE OF SHARES

15

3.1

Directors Authorized

15

3.2

Commissions and Discounts

15

3.3

Brokerage

15

3.4

Conditions of Issue

15

3.5

Share Purchase Warrants and Rights

16

Part 4 Securities REGISTERS

16

4.1

Central Securities Register

16

4.2

Closing Register

16

Part 5 SHARE TRANSFERS

16

5.1

Registering Transfers

16

5.2

Transferor Remains Shareholder

16

5.3

Signing of Instrument of Transfer

16

5.4

Enquiry as to Title Not Required

17

5.5

Transfer Fee

17

Part 6 TRANSMISSION OF SHARES

17

6.1

Legal Personal Representative Recognized on Death

17

6.2

Rights of Legal Personal Representative

17

Part 7 PURCHASE or redemption OF SHARES

17

7.1

Company Authorized to Purchase or Redeem Shares

17

7.2

Purchase or Redemption When Insolvent

17

7.3

Sale and Voting of Purchased Shares

17

Part 8 BORROWING POWERS

18

Part 9 ALTERATIONS

18

9.1

Alteration of Authorized Share Structure

18

9.2

Change of Name

18

9.3

Other Alterations

19

Part 10 MEETINGS OF SHAREHOLDERS

19

10.1

Annual General Meetings

19

10.2

Resolution Instead of Annual General Meeting

19

10.3

Calling of Meetings of Shareholders

19

10.4

Location of Meeting

19

10.5

Notice for Meetings of Shareholders

19

10.6

Record Date for Notice

19

10.7

Record Date for Voting

20

Class Meetings and Series Meetings of Shareholders

20

10.8

Failure to Give Notice and Waiver of Notice

20

Part 11 PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

20

11.1

Special Business

20

11.2

Special Majority

21

11.3

Quorum

21

11.4

One Shareholder May Constitute Quorum

21

11.5

Other Persons May Attend

21

11.6

Requirement of Quorum

21

11.7

Lack of Quorum

21

11.8

Lack of Quorum at Succeeding Meeting

21

11.9

Chair

21

11.10

Selection of Alternate Chair

22

11.11

Adjournments

22

11.12

Notice of Adjourned Meeting

22

11.13

Decisions by Show of Hands or Poll

22

11.14

Declaration of Result

22

11.15

Motion Need Not be Seconded

22

11.16

Casting Vote

22

11.17

Manner of Taking Poll

22

11.18

Demand for Poll on Adjournment

23

11.19

Chair Must Resolve Dispute

23

11.20

Casting of Votes

23

11.21

Demand for Poll

23

11.22

Demand for Poll Not to Prevent Continuance of Meeting

23

11.23

Retention of Ballots and Proxies

23

Part 12 VOTES OF SHAREHOLDERS

23

12.1

Number of Votes by Shareholder or by Shares

23

12.2

Votes of Persons in Representative Capacity

23

12.3

Votes by Joint Holders

24

12.4

Legal Personal Representatives as Joint Shareholders

24

12.5

Representative of a Corporate Shareholder

24

12.6

Proxy Provisions Do Not Apply to All Companies

24

12.7

Appointment of Proxy Holders

25

12.8

Alternate Proxy Holders

25

12.9

Form of Proxy

25

12.10

Deposit of Proxy

25

12.11

Revocation of Proxy

25

12.12

Revocation of Proxy Must Be Signed

26

12.13

Production of Evidence of Authority to Vote

26

Part 13 DIRECTORS

26

13.1

First Directors; Number of Directors

26

13.2

Change in Number of Directors

26

13.3

Directors' Acts Valid Despite Vacancy

26

13.4

Qualifications of Directors

27

13.5

Remuneration of Directors

27

13.6

Reimbursement of Expenses of Directors

27

13.7

Special Remuneration for Directors

27

13.8

Gratuity, Pension or Allowance on Retirement of Director

27

Part 14 ELECTION AND REMOVAL OF DIRECTORS

27

14.1

Election at Annual General Meeting

27

14.2

Consent to be a Director

27

14.3

Failure to Elect or Appoint Directors

28

14.4

Places of Retiring Directors Not Filled

28

14.5

Directors May Fill Casual Vacancies,

28

14.6

Remaining Directors Power to Act

28

14.7

Shareholders May Fill Vacancies

28

14.8

Additional Directors

28

14.9

Ceasing to be a Director

29

14.10

Removal of Director by Shareholders

29

14.11

Removal of Director by Directors

29

Part 15 POWERS AND DUTIES OF DIRECTORS

29

15.1

Powers of Management

29

15.2

Appointment of Attorney of Company

29

Part 16 DISCLOSURE OF INTEREST OF DIRECTORS

30

16.1

Obligation to Account for Profits

30

16.2

Restrictions on Voting by Reason of Interest

30

16.3

Interested Director Counted in Quorum

30

16.4

Disclosure of Conflict of Interest or Property

30

16.5

Director Holding Other Office in the Company

30

16.6

No Disqualification

30

16.7

Professional Services by Director or Officer

30

16.8

Director or Officer in Other Corporations

30

Part 17 PROCEEDINGS OF DIRECTORS

31

17.1

Meetings of Directors

31

17.2

Voting at Meetings

31

17.3

Chair of Meetings

31

17.4

Meetings by Telephone or Other Communications Medium

31

17.5

Calling of Meetings

31

17.6

Notice of Meetings,

31

17.7

When Notice Not Required

32

17.8

Meeting Valid Despite Failure to Give Notice

32

17.9

Waiver of Notice of Meetings

32

17.10

Quorum

32

17.11

Validity of Acts Where Appointment Defective

32

17.12

Consent Resolutions in Writing

32

Part 18 EXECUTIVE AND OTHER COMMITTEES

33

18.1

Appointment and Powers of Executive Committee

33

18.2

Appointment and Powers of Other Committees

33

18.3

Obligations of Committees

33

18.4

Powers of Board

34

18.5

Committee Meetings

34

Part 19 OFFICERS

34

19.1

Directors May Appoint Officers

34

19.2

Functions, Duties and Powers of Officers

34

19.3

Qualifications

34

19.4

Remuneration and Terms of Appointment

35

Part 20 INDEMNIFICATION

35

20.1

Definitions

35

20.2

Mandatory Indemnification of Directors and Former Directors

35

20.3

Indemnification of Other Persons

35

20.4

Non-Compliance with Business Corporations Act

35

20.5

Company May Purchase Insurance

35

Part 21 DIVIDENDS

36

21.1

Payment of Dividends Subject to Special Rights

36

21.2

Declaration of Dividends

36

21.3

No Notice Required

36

21.4

Record Date

36

21.5

Manner of Paying Dividend

36

21.6

Settlement of Difficulties

36

21.7

When Dividend Payable

36

21.8

Dividends to be Paid in Accordance with Number of Shares

37

21.9

Receipt by Joint Shareholders

37

21.10

Dividend Bears No Interest

37

21.11

Fractional Dividends

37

21.12

Payment of Dividends

37

21.13

Capitalization of Surplus

37

Part 22 DOCUMENTS, RECORDS AND REPORTS

37

22.1

Recording of Financial Affairs

37

22.2

Inspection of Accounting Records

37

Part 23 NOTICES

37

23.1

Method of Giving Notice

37

23.2

Deemed Receipt of Mailing

38

23.3

Certificate of Sending

38

23.4

Notice to Joint Shareholders

38

23.5

Notice to Trustees

38

Part 24 SEAL

26

24.1

Who May Attest Seal

26

24.2

Sealing Copies

26

24.3

Mechanical Reproduction of Seal

26

Part 25 PROHIBITIONS

26

25.1

Definitions

26

25.2

Application

27

25.3

Consent Required for Transfer of Shares or Designated Securities

27

Part 26 – Special Rights and Restrictions

27

26.1

Authorized Share Structure

27

Neurokine Pharmaceuticals Inc.

INTERPRETATION

Definitions

In these Articles, unless the context otherwise requires:

“board of directors”, “directors” and “board” mean the directors or sole director of the Company, as the case may be;

“Business Corporations Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

“Interpretation Act” means the Interpretation Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

“legal personal representative” means the personal or other legal representative of a shareholder, and includes a trustee in bankruptcy of the shareholder;

“registered address” of a shareholder means that shareholder's address as recorded in the central securities register; and

“seal” means the seal of the Company, if any.

Business Corporations Act and Interpretation Act Definitions Applicable

The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if these Articles were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles.

Conflicts Between Articles and the Business Corporations Act

If there is a conflict or inconsistency between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

SHARES AND SHARE CERTIFICATES

Authorized Share Structure

The authorized share structure of the Company is as follows:

An unlimited number of common shares (the “Common Shares”), without nominal or par value, having attached thereto the rights, privileges, restrictions and conditions as set forth below:

The holders of the Common Shares shall be entitled to receive notice of and to vote at every meeting of the shareholders of the Company and shall have one vote thereat for each Common Share so held;

Subject to the Business Corporations Act, the Board of Directors may from time-to-time declare a dividend, and the Company shall pay thereon out of the monies of the Company properly applicable to the payment of the dividends to the holders of Common Shares.  For the purpose hereof, the holders of Common Shares receive dividends as shall be determined from time-to-time by the Board of Directors whose determination shall be conclusive and binding upon the Company and the holders of Common Shares; and

Subject to the Business Corporations Act, in the event of liquidation, dissolution or winding-up of the Company or upon any distribution of the assets of the Company among shareholders being made (other than by way of dividend out of the monies properly applicable to the payment of dividends) the holders of Common Shares shall be entitled to share equally.

Form of Share Certificate

Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

Shareholder Entitled to Share Certificate or Acknowledgement

Each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder's name or (b) a non-transferable written acknowledgement of the shareholder's right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate or acknowledgement, and delivery of a share certificate or acknowledgement, for a share to one of several joint shareholders or to one of the shareholders' duly authorized agents will be sufficient delivery to all.

Delivery by Mail

Any share certificate or non-transferable written acknowledgement of a shareholder's right to obtain a share certificate may be sent to the shareholder by mail at the shareholder's registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

Replacement of Worn Out or Defaced Share Certificate or Acknowledgement

If the directors are satisfied that a share certificate or a non-transferable written acknowledgement of a shareholder's right to obtain a share certificate is worn out or defaced, the directors must, on production to them of the share certificate or acknowledgement, as the case may be, and on such other terms, if any, the directors think fit:

order the share certificate or acknowledgement, as the case may be, to be cancelled; and

issue a replacement share certificate or acknowledgement, as the case may be.

Replacement of Lost, Stolen or Destroyed Share Certificate or Acknowledgement

If a share certificate or a non-transferable written acknowledgement of a shareholder's right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgement, as the case may be, must be issued to the person entitled to that share certificate or acknowledgement, as the case may be, if the directors receive:

proof satisfactory to the directors that the share certificate or acknowledgement is lost, stolen or destroyed; and

any indemnity the directors consider adequate.

Splitting Share Certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder's name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

Share Certificate Fee

There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

Recognition of Trusts

Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

ISSUE OF SHARES

Directors Authorized

Subject to the Business Corporations Act and rights of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

Commissions and Discounts

The Company may at any time, pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.

Brokerage

The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

Conditions of Issue

Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

consideration is provided to the Company for the issue of the share by one or more of the following:

past services performed for the Company;

property;

money; and

the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

Share Purchase Warrants and Rights

Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

SECURITIES REGISTERS

Central Securities Register

As required by and subject to the Business Corporations Act, the Company must maintain at its records office or at any other location inside or outside British Columbia a central securities register.  The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register.  The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be.  The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

Closing Register

The Company must not at any time close its central securities register.

SHARE TRANSFERS

Registering Transfers

A transfer of a share of the Company must not be registered unless:

a duly signed instrument of transfer in respect of the share has been received by the Company;

if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate has been surrendered to the Company; and

if a non-transferable written acknowledgement of the shareholder's right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgement has been surrendered to the Company.

Transferor Remains Shareholder

Except to the extent that the Business Corporations Act otherwise provides, a transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

Signing of Instrument of Transfer

If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgements deposited with the instrument of transfer:

in the name of the person named as transferee in that instrument of transfer; or

if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

Enquiry as to Title Not Required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgement of a right to obtain a share certificate for such shares.

Transfer Fee

There must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.

TRANSMISSION OF SHARES

Legal Personal Representative Recognized on Death

In case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder's interest in the shares. Before recognizing a person as a legal personal representative, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

Rights of Legal Personal Representative

The legal personal representative of a shareholder has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.

PURCHASE OR REDEMPTION OF SHARES

Company Authorized to Purchase or Redeem Shares

Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by the directors, purchase, redeem or otherwise acquire any of its shares at the price and upon the terms specified in such resolution.

Purchase or Redemption When Insolvent

The Company must not make a payment or provide any other consideration to purchase, redeem or otherwise acquire any of its shares if there are reasonable grounds for believing that:

the Company is insolvent; or

making the payment or providing the consideration would render the Company insolvent.

Sale and Voting of Purchased Shares

If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

is not entitled to vote the share at a meeting of its shareholders;

must not pay a dividend in respect of the share; and

must not make any other distribution in respect of the share.

BORROWING POWERS

The Company, if authorized by the directors, may:

borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that the directors consider appropriate;

issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as the directors consider appropriate;

guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

ALTERATIONS

Alteration of Authorized Share Structure

Subject to the Business Corporations Act, the Company may by resolution of the board of directors:

create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

subject to Article 2.1(2), alter the identifying name of any of its shares;

subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

if the Company is authorized to issue shares of a class of shares with par value:

decrease the par value of those shares; or

if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value; or

subject to Article 2.1(2), otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act.

Change of Name

The Company may by resolution of the board of directors authorize an alteration of its Notice of Articles in order to change its name or adopt or change any translation of that name.

Consolidation and subdivision

The directors may, by directors' resolution, subdivide or consolidate all or any of the Company's issued and/or unissued shares.

Other Alterations

If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by ordinary resolution alter these Articles.

MEETINGS OF SHAREHOLDERS

Annual General Meetings

Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.

Resolution Instead of Annual General Meeting

If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution.  The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company's annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

Calling of Meetings of Shareholders

The directors may, whenever they think fit, call a meeting of shareholders.

Location of Meeting

A general meeting of the Company may be held anywhere in the world as determined by the directors.

Notice for Meetings of Shareholders

The Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

if and for so long as the Company is a public company, 21 days;

otherwise, 10 days.

Record Date for Notice

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

if and for so long as the Company is a public company, 21 days;

otherwise, 10 days.

If no record date is set, the record date is 5:00 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

Record Date for Voting

The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5:00 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

Class Meetings and Series Meetings of Shareholders

Subject to the provisions of the Business Corporations Act, unless specified otherwise in these Articles or in the special rights and restrictions attached to any class or series of shares, the provisions of these Articles relating to general meetings will apply, with the necessary changes and so far as they are applicable, to a class meeting or series meeting of shareholders holding a particular class or series of shares.

Failure to Give Notice and Waiver of Notice

The accidental omission to send notice of any meeting of shareholders to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

Special Business

At a meeting of shareholders, the following business is special business:

at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of, or voting at, the meeting;

at an annual general meeting, all business is special business except for the following:

business relating to the conduct of, or voting at, the meeting;

consideration of any financial statements of the Company presented to the meeting;

consideration of any reports of the directors or auditor;

the setting or changing of the number of directors;

the election or appointment of directors;

the appointment of an auditor;

the setting of the remuneration of an auditor;

business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

Special Majority

The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is two-thirds of the votes cast on the resolution.

Quorum

Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two (2) persons who are, or represent by proxy, shareholders holding, in the aggregate, at least five percent (5%) of the issued shares entitled to be voted at the meeting.

One Shareholder May Constitute Quorum

If there is only one shareholder entitled to vote at a meeting of shareholders:

the quorum is one person who is, or who represents by proxy, that shareholder, and that shareholder, present in person or by proxy, may constitute the meeting.

Other Persons May Attend

The directors, the president (if any), the secretary (if any), the assistant secretary (if any), the auditor of the Company, the lawyers for the Company and any other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

Lack of Quorum

If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

in the case of a general meeting requisitioned by shareholders, the meeting is dissolved; and

in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

Lack of Quorum at Succeeding Meeting

If, at the meeting to which the meeting referred to in Article 11.7(2) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

Chair

The following individual is entitled to preside as chair at a meeting of shareholders:

the chair of the board, if any;

if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any; or

such other person designated by the directors.

Selection of Alternate Chair

If, at any meeting of shareholders, the person appointed under section 11.9 above is not present within 15 minutes after the time set for holding the meeting, or if such person is unwilling to act as chair of the meeting, or if such person has advised the secretary, if any, or any director present at the meeting, that such person will not be present at the meeting, the directors present must choose: one of their number, a senior officer or counsel to the Company to chair the meeting or if the director, senior officer or counsel present declines to take the chair or if the directors fail to so choose or if no director, senior officer or counsel is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

Adjournments

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for thirty days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

Decisions by Show of Hands or Poll

Every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy.

Declaration of Result

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

Motion Need Not be Seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

Casting Vote

In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

Manner of Taking Poll

Subject to Article 11.18, if a poll is duly demanded at a meeting of shareholders:

the poll must be taken:

at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

in the manner, at the time and at the place that the chair of the meeting directs;

the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

the demand for the poll may be withdrawn by the person who demanded it.

Demand for Poll on Adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

Chair Must Resolve Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of a meeting of the shareholders must determine the dispute, and his or her determination made in good faith is final and conclusive.

Casting of Votes

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

Demand for Poll

No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

Retention of Ballots and Proxies

The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and during that period, make such ballots and proxies available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

VOTES OF SHAREHOLDERS

Number of Votes by Shareholder or by Shares

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

Votes of Persons in Representative Capacity

A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative for a shareholder who is entitled to vote at the meeting.

Votes by Joint Holders

If there are joint shareholders registered in respect of any share:

any one of the joint shareholders may vote at any meeting of the shareholders, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

if more than one of the joint shareholders is present at any meeting of the shareholders, personally or by proxy, and more than one of the joint shareholders votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

Legal Personal Representatives as Joint Shareholders

Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article12.3, deemed to be joint shareholders.

Representative of a Corporate Shareholder

If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of the shareholders by written instrument, fax or any other method of transmitting legibly recorded messages and:

for that purpose, the instrument appointing a representative must:

be received at the registered office of the Company or at any other place specified for the receipt of proxies, in the notice calling the meeting, at least the number of business days for the receipt of proxies specified in the notice, or if no number of days is specified in the notice, at least, two business days before the day set for the holding of the meeting; or

be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting;

if a representative is appointed under this Article 12.5:

the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Proxy Provisions Do Not Apply to All Companies

Article 12.9 does not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.  Sections 12.7 to 12.15 apply to the Company only insofar as they are not inconsistent with any applicable securities legislation and any regulations and rules made and promulgated under such legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by securities commission or similar authorities appointed under that legislation.

Appointment of Proxy Holders

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of the shareholders of the Company may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the instrument of proxy.

Alternate Proxy Holders

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

Form of Proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form designated by the directors, the scrutineer or the chair of the meeting:

[name of company]

(the “Company”)

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy is given in respect of all shares registered in the name of the undersigned):______________.

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder-  printed]

Deposit of Proxy

A proxy for a meeting of shareholders must be by written instrument, fax or any other method of transmitting legibly messages and must:

be received at the registered office of the Company or at any other place specified for the receipt of proxies, in the notice calling the meeting, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, in the notice, at least two business days before the day set for the holding of the meeting; or

unless the notice provides otherwise, be deposited at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

Revocation of Proxy

Subject to Article 12.12, every proxy may be revoked by an instrument in writing that is :

received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

deposited with the chair of the meeting, at the meeting, before any vote in respect of which the proxy is to be used shall have been taken.

Revocation of Proxy Must Be Signed

An instrument referred to in Article 12.12 must be signed as follows:

if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative;

if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

Production of Evidence of Authority to Vote

The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

DIRECTORS

First Directors; Number of Directors

The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at:

subject to paragraphs (2) and (3), the number of directors that is equal to the number of the Company's first directors;

if the Company is a public company, the greater of three and the most recently set of:

a number fixed from time to time by the board of directors); and

the number of directors set under Article 14.4;

if the Company is not a public company, the most recently set of:

a number fixed from time to time by the board of directors; and

the number of directors set under Article 14.4.

Change in Number of Directors

If the number of directors is set under Articles 13.1(b)(i) or 13.1(c)(i):

the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number;

if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

Directors' Acts Valid Despite Vacancy

An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

Qualifications of Directors

A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

Remuneration of Directors

The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

Reimbursement of Expenses of Directors

The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

Special Remuneration for Directors

If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company's business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

Gratuity, Pension or Allowance on Retirement of Director

Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

ELECTION AND REMOVAL OF DIRECTORS

Election at Annual General Meeting

At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

all the directors cease to hold office immediately before the election or appointment of directors under paragraph (1), but are eligible for re-election or re-appointment.

Consent to be a Director

No election, appointment or designation of an individual as a director is valid unless:

that individual consents to be a director in the manner provided for in the Business Corporations Act;

that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

with respect to first directors, the designation is otherwise valid under the Business Corporations Act.

Failure to Elect or Appoint Directors

If:

the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

the date on which his or her successor is elected or appointed; and

the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

Places of Retiring Directors Not Filled

If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

Directors May Fill Casual Vacancies,

Any casual vacancy occurring in the board of directors may be filled by the directors.

Remaining Directors Power to Act

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

Shareholders May Fill Vacancies

If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

Additional Directors

Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:

one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(a), but is eligible for re-election or re-appointment.

Ceasing to be a Director

A director ceases to be a director when:

the term of office of the director expires;

the director dies;

the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

the director is removed from office pursuant to Articles 14.10 or 14.11.

Removal of Director by Shareholders

The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

Removal of Director by Directors

The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceased to be qualified to act as a director of a company  and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

POWERS AND DUTIES OF DIRECTORS

Powers of Management

The directors must, subject to the  Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

Appointment of Attorney of Company

The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

DISCLOSURE OF INTEREST OF DIRECTORS

Obligation to Account for Profits

A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

Restrictions on Voting by Reason of Interest

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors' resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

Interested Director Counted in Quorum

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

Disclosure of Conflict of Interest or Property

A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual's duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

Director Holding Other Office in the Company

A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

No Disqualification

No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

Professional Services by Director or Officer

Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

Director or Officer in Other Corporations

A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

PROCEEDINGS OF DIRECTORS

Meetings of Directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as the directors think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

Chair of Meetings

The following individual is entitled to preside as chair at a meeting of directors:

the chair of the board, if any;

in the absence of the chair of the board, the president, if any, if the president is a director; or

any other director chosen by the directors if:

neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that the chair of the board and the president will not be present at the meeting.

Meetings by Telephone or Other Communications Medium

A director may participate in a meeting of the directors or of any committee of the directors in person or by telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director may participate in a meeting of the directors or of any committee of the directors by a communications medium other than telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other and if all directors who wish to participate in the meeting agree to such participation. A director who participates in a meeting in a manner contemplated by this Article 17.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

Calling of Meetings

A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

Notice of Meetings,

Other than for meetings held at regular intervals as determined by the directors pursuant to Article 17.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors by any method set out in Article 23.1 or orally or by telephone.

When Notice Not Required

It is not necessary to give notice of a meeting of the directors to a director if:

the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

the director has waived notice of the meeting.

Meeting Valid Despite Failure to Give Notice

The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director does not invalidate any proceedings at that meeting.

Waiver of Notice of Meetings

Any director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director.

Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at two directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

Validity of Acts Where Appointment Defective

Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

Consent Resolutions in Writing

A resolution of the directors or of any committee of the directors may be passed without a meeting:

(a)

in all cases, if each of the directors entitle to vote on the resolution consents to it in writing; or

(b)

in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she has or may have a disclosable interest, if each of the other directors who are entitled to vote on the resolution consents to it in writing.

 A consent in writing under this Article 17 may be evidence by signed document, fax, email or any other method of transmitting legibly recorded messages. A consent in writing may be in two or more counterparts which together are deemed to constitute one entire document.   A resolution of the directors or of any committee of the directors passed in accordance with this Article 17.12 is deemed to effective on the date stated in the consent in writing and is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to such meetings.

EXECUTIVE AND OTHER COMMITTEES

Appointment and Powers of Executive Committee

The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors' powers, except:

the power to fill vacancies in the board of directors;

the power to remove a director;

the power to change the membership of, or fill vacancies in, any committee of the directors; and

such other powers, if any, as may be set out in the resolution or any subsequent directors' resolution.

Appointment and Powers of Other Committees

The directors may, by resolution:

appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

delegate to a committee appointed under paragraph (1) any of the directors' powers, except:

the power to fill vacancies in the board of directors;

the power to remove a director;

the power to change the membership of, or fill vacancies in, any committee of the directors; and

the power to appoint or remove officers appointed by the directors; and

make any delegation referred to in paragraph (2) subject to the conditions set out in the resolution or any subsequent directors' resolution.

Obligations of Committees

Any committee appointed under Articles 18.1 or 18.2, in the exercise of the powers delegated to it, must:

conform to any rules that may from time to time be imposed on it by the directors; and

report every act or thing done in exercise of those powers at such times as the directors may require.

Powers of Board

The directors may, at any time, with respect to a committee appointed under Articles 18.1 or 18.2:

revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

terminate the appointment of, or change the membership of, the committee; and

fill vacancies in the committee.

Committee Meetings

Subject to Article 18.3(1) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 18.1 or 18.2:

the committee may meet and adjourn as it thinks proper;

the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

a majority of the members of the committee constitutes a quorum of the committee; and

questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

OFFICERS

Directors May Appoint Officers

The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

Functions, Duties and Powers of Officers

The directors may, for each officer:

determine the functions and duties of the officer;

entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

Qualifications

No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act.  One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as the managing director must be a director. Any other officer need not be a director.

Remuneration and Terms of Appointment

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors think fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

INDEMNIFICATION

Definitions

In this Article 20:

“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

“eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director, officer, or former officer of the Company (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director, former director, officer or former officer of the Company:

is or may be joined as a party; or

is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

“expenses” has the meaning set out in the Business Corporations Act.

Mandatory Indemnification of Directors and Former Directors

Subject to the Business Corporations Act, the Company may indemnify a director, former director, officer or former officer of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company may, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding.  Each director and officer is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 20.2.

Indemnification of Other Persons

Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

Non-Compliance with Business Corporations Act

The failure of a director, former director, officer or former officer of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part.

Company May Purchase Insurance

The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

is or was a director, alternate director, officer, employee or agent of the Company;

is or was a director, alternate director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

at the request of the Company, is or was a director, alternate director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

at the request of the Company, holds or held a position equivalent to that of a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, alternate director, officer, employee or agent or person who holds or held such equivalent position.

DIVIDENDS

Payment of Dividends Subject to Special Rights

The provisions of this Article Part 21 are subject to Article 2.1 and to the rights, if any, of shareholders holding shares with special rights as to dividends.

Declaration of Dividends

Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as the directors may deem advisable.

No Notice Required

The directors need not give notice to any shareholder of any declaration under Article 21.2.

Record Date

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5:00 p.m. on the date on which the directors pass the resolution declaring the dividend.

Manner of Paying Dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways.

Settlement of Difficulties

If any difficulty arises in regard to a distribution under Article 21.5, the directors may settle the difficulty as the directors deem advisable, and, in particular, may:

set the value for distribution of specific assets;

determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

vest any such specific assets in trustees for the persons entitled to the dividend.

When Dividend Payable

Any dividend may be made payable on such date as is fixed by the directors.

Dividends to be Paid in Accordance with Number of Shares

All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

Receipt by Joint Shareholders

If several persons are joint shareholders of any share, any one of such joint shareholders may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

Dividend Bears No Interest

No dividend bears interest against the Company.

Fractional Dividends

If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

Payment of Dividends

Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

Capitalization of Surplus

Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the surplus or any part of the surplus.

DOCUMENTS, RECORDS AND REPORTS

Recording of Financial Affairs

The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

Inspection of Accounting Records

Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

NOTICES

Method of Giving Notice

Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

mail addressed to the person at the applicable address for that person as follows:

for a record mailed to a shareholder, the shareholder's registered address;

for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

in any other case, the mailing address of the intended recipient;

delivery at the applicable address for that person as follows, addressed to the person:

for a record delivered to a shareholder, the shareholder's registered address;

for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

in any other case, the delivery address of the intended recipient;

sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;

physical delivery to the intended recipient.

Deemed Receipt of Mailing

A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 23.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing.

Certificate of Sending

A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 23.1, prepaid and mailed or otherwise sent as permitted by Article 23.1 is conclusive evidence of that fact.

Notice to Joint Shareholders

A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.

Notice to Trustees

A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

mailing the record, addressed to such person:

by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

if an address referred to in paragraph (1)(b) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

SEAL

Who May Attest Seal

Except as provided in Articles 24.2 and 24.3, the Company's seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

any two directors;

any officer, together with any director;

if the Company only has one director, that director; or

any one or more directors or officers or persons as may be determined by the directors.

Sealing Copies

For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 24.1, the impression of the seal may be attested by the signature of any director or officer.

Mechanical Reproduction of Seal

The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as the directors may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

PROHIBITIONS

Definitions

In this Article Part 25:

“designated security” means:

a voting security of the Company;

a security of the Company that is not a debt security and that carries a residual right to participate in the earnings of the Company or, on the liquidation or winding up of the Company, in its assets; or

a security of the Company convertible, directly or indirectly, into a security described in paragraph (a) or (b);

“security” has the meaning assigned in the Securities Act (British Columbia);

“voting security” means a security of the Company that:

is not a debt security, and

carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

Application

Article 25.3 does not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

Consent Required for Transfer of Shares or Designated Securities

No share or designated security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

 SPECIAL RIGHTS AND RESTRICTIONS

Authorized Share Structure

The authorized share structure of the Company is as follows:

An unlimited number of common shares (the “Common Shares”), without nominal or par value, having attached thereto the rights, privileges, restrictions and conditions as set forth below:

The holders of the Common Shares shall be entitled to receive notice of and to vote at every meeting of the shareholders of the Company and shall have one vote thereat for each Common Share so held;

Subject to the Business Corporations Act, the Board of Directors may from time-to-time declare a dividend, and the Company shall pay thereon out of the monies of the Company properly applicable to the payment of the dividends to the holders of Common Shares.  For the purpose hereof, the holders of Common Shares receive dividends as shall be determined from time-to-time by the Board of Directors whose determination shall be conclusive and binding upon the Company and the holders of Common Shares; and

Subject to the Business Corporations Act, in the event of liquidation, dissolution or winding-up of the Company or upon any distribution of the assets of the Company among shareholders being made (other than by way of dividend out of the monies properly applicable to the payment of dividends) the holders of Common Shares shall be entitled to share equally.

Full Name and signature of incorporator	Date of Signing

August 20, 2014
Authorized Signatory for
Neurokine Pharmaceuticals Inc.

Endnotes

FORM 11/WEB Rev. 2014 / 03 / 17

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